Nicor Inc.
                                                           Form 8-K
                                                       Exhibit 99.2


        Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Kathleen L. Halloran, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Nicor Inc., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of Nicor Inc.'s Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o     2001 Annual Report on Form 10-K of Nicor Inc.;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nicor Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o     any amendments to any of the foregoing.


    /s/ KATHLEEN L. HALLORAN            Subscribed and sworn to
   ------------------------             before me this 13th
   Kathleen L. Halloran                 day of August 2002.
   Executive Vice President
   Finance and Administration
           Nicor Inc.
                                        /s/ MARILYN ELLEFSEN
        August 13, 2002                 -----------------------
                                            Notary Public
                                        My Commission Expires: 1/29/2005
                                                               ---------